UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	x	Filed by a Party other than the Registrant	¨

Check the appropriate box:

¨ Preliminary Proxy Statement

¨ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

x Definitive Proxy Statement

¨ Definitive Additional Materials

¨ Soliciting Material under Rule 14a-12

NICHOLAS FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x No fee required.

¨ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A

         (2) Aggregate number of securities to which transaction applies: N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

          (4) Proposed maximum aggregate value of transaction: N/A

          (5) Total fee paid: $0

¨ Fee paid previously with preliminary materials:

¨ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid: N/A

        (2) Form, Schedule or Registration Statement No.: N/A

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        (4) Date Filed: N/A

NICHOLAS FUND, INC.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(800) 544-6547

February 1, 2022

Dear Shareholder:

     The Board of Directors (the “Board”) of Nicholas Fund, Inc. (the “Fund”) has called a special meeting of its shareholders to be held on March 11, 2022, at 9:00 a.m., Central Time (the “Special Meeting”), at the 411 East Wisconsin Center Lobby Conference Room, located at 411 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Board has named four (4) nominees to be elected as directors of the Board. At the Special Meeting, shareholders of the Fund will be asked to elect the four (4) nominees to the Board (the “Proposal”) and to conduct such business properly raised before the meeting and any adjournment or postponement of the meeting.

     After careful consideration, the Board unanimously recommends that the Fund’s shareholders vote “FOR” the Proposal.

Enclosed are the following materials:

• A Notice of Special Meeting of Shareholders, which summarizes the Proposal on which you are being asked to vote; and

• A proxy statement, which provides detailed information on the Proposal and why the Proposal is being made.

     We encourage you to review the enclosed materials carefully. As a shareholder of the Fund, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

• By calling the toll-free telephone number listed on the enclosed proxy card;

• By internet at the website address listed on the enclosed proxy card;

• By returning the enclosed proxy card in the postage-paid envelope; or

• In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

Lawrence J. Pavelec
Senior Vice President and Secretary

i

Please vote now. Your vote is important.

     To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it, and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting. IF YOU SUBMIT A PROPERLY EXECUTED PROXY BUT DO NOT INDICATE HOW YOU WISH YOUR SHARES TO BE VOTED, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF THE FOUR (4) DIRECTORS.

QUESTIONS & ANSWERS

     We recommend that you read the enclosed proxy statement (the “Proxy Statement”) in its entirety. For your convenience, we have provided a brief overview of the voting process and proposal to be voted on.

Q: What is happening?

A: The Board of Directors (the “Board”) of Nicholas Fund, Inc. (the “Fund”) has named four (4) nominees to be elected to the Board. The Board has called a special meeting of shareholders of the Fund, to be held on March 11, 2022, at 9:00 a.m., Central Time (the “Special Meeting”). At the Special Meeting, shareholders of the Fund will be asked to elect the nominees to the Board (the “Proposal”). The Board recommends that you vote “FOR” the Proposal after you carefully study the enclosed materials.

Q: Who is eligible to vote?

A: Shareholders of the Fund as of the close of business on January 21, 2022, are eligible to vote at the Special Meeting.

Q: Who will pay for the proxy solicitation expenses?

A: The costs of the preparation, mailing and solicitation of this proxy and the expenses of holding the Special Meeting will be paid solely by the Fund. The Fund has retained AST Fund Solutions, a proxy services firm, to assist in the printing and distribution of proxy materials and the tabulation of proxies. It is anticipated that AST Fund Solutions will be paid approximately $42,750.00 for such services.

Q: How does the Board recommend I vote?

A: After careful consideration, the Board unanimously recommends that you vote “FOR” the Proposal.

Q: Whom do I contact for further information?

A: You may call the Fund’s Adviser by telephone at 800-544-6547 or by mail at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202 for further information.

Q: How can I vote?

A: You may cast your vote by mail, telephone or internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and date, sign and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions. Your vote by mail, telephone or internet will be an authorization of a proxy to cast your votes at the Special Meeting.

     Important additional information about the Proposal is set forth in the accompanying Proxy Statement. Please read it carefully.

NICHOLAS FUND, INC.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(800) 544-6547

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 11, 2022

To the Shareholders of Nicholas Fund, Inc.:

     This is to notify you that a special meeting (the “Special Meeting”) of shareholders of Nicholas Fund, Inc. (the “Fund”), a Maryland corporation, will be held on March 11, 2022, at 9:00 a.m., Central Time, at the 411 East Wisconsin Center Lobby Conference Room, located at 411 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, for the following purposes:

1	.	To elect four (4) directors to the board of directors (the “Board”) of the Fund; and

2	.	To consider and transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board has fixed the close of business on January 21, 2022, as the record date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

     Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 8 and 9 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

February 1, 2022

PROXY STATEMENT
NICHOLAS FUND, INC.
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(800) 544-6547

     This proxy statement (the “Proxy Statement”) is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Nicholas Fund, Inc., an open-end investment company registered under the Investment Company of 1940, as amended (the “1940 Act”), organized as a Maryland corporation (the “Fund”), for use at a special meeting of shareholders of the Fund (the “Special Meeting”). The Special Meeting will be held on March 11, 2022, at 9:00 a.m., Central Time, at the 411 East Wisconsin Center Lobby Conference Room, located at 411 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202. Shareholders of record of the Fund as of the close of business on January 21, 2022 (the “Record Date”) are entitled to vote at the Special Meeting. The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about February 1, 2022.

     The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. Copies of the Fund’s annual and semiannual reports have previously been made available electronically or mailed to shareholders. You may receive an additional copy of the Fund’s most recent annual and semiannual report, without charge, by calling 800-544-6547 (toll-free) or by writing to the Fund at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MARCH 11, 2022. The Notice of Special Meeting of Shareholders and this Proxy Statement are available on the internet at https://vote.proxyonline.com/nicholas/ docs/2022specialmeeting.pdf.

PROPOSAL: Election of Directors

     The only item of business that the Board expects will come before the Special Meeting is the proposal to elect four (4) directors to the Board of the Fund (the “Proposal”).

The four (4) nominees to be elected to the Board are:

John A. Hauser
David O. Nicholas
David P. Pelisek
Julie M. Van Cleave

     John A. Hauser, David P. Pelisek and Julie M. Van Cleave are non-interested director nominees, while David O. Nicholas is an interested director nominee, as defined by the 1940Act.The three directors who currently serve on the board are David P. Pelisek, John A. Hauser and David O. Nicholas, and Mr. Pelisek and Mr. Hauser are non-interested directors. If you elect the four (4) directors nominated here, then 75% of the individuals serving on the Board will qualify as non-interested directors.

     If elected, each director will serve until the next meeting of shareholders called for the purpose of electing directors, if any, or until a successor is elected and qualified, or until their earlier death, resignation or removal. Unless you do not authorize it, your proxy will be voted in favor of the four (4) nominees. The affirmative vote of the holders of a plurality of the Fund’s shares represented at the meeting is required for the election of a director to the Board. Because the election of the four (4) nominees is not contested, it would be expected that each nominee will become a director as long as at least one (1) vote is cast for each nominee. Each nominee has agreed to be named in this proxy statement and to serve if elected. The current directors of the Fund have no reason to believe that any of the nominees will become unavailable for election as directors. However, if that should occur before the Special Meeting, your proxy will be voted for the individuals recommended by the directors.

     Pertinent information regarding each nominee’s principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address for each of the nominees is 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202. Each of the nominees was recommended as a nominee by the Board and the Lead Portfolio Manager of the Fund.

     Any shareholder who owned shares of the Fund on the Record Date is entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote, with no shares having cumulative voting rights.

Recommendation of the Board

     The Board unanimously recommends that the Fund’s shareholders vote “FOR” the proposal to elect the directors to the Board.

INFORMATION REGARDING DIRECTOR NOMINEES

Non-Interested Nominees

Other
Directorships
				Number of	Held by
		Term of		Portfolios	Director or
		Office(1)		in	Nominee for
Name,	Position(s)	and Length		Fund	Director in
Address	Held	of Time	Principal Occupations	Complex	Past Five
and Age	with Fund	Served	During Past 5 Years	Overseen	Years

John A.	Director	(2), 4 years	Chaplain, Door County	4	None
Hauser			Medical Center, 2019
411 East			to present. Private
Wisconsin			Investor, January 2017
Ave.			to present. Senior Vice
Suite 2100			President – Trust and
Milwaukee,			Community Relations,
WI 53202			Nicolet Bank, October
(Age: 63)			2016 to December
2016. Senior Vice
President – Director
of Wealth Services,
Nicolet Bank, April
2016 to October 2016.
Prior to its acquisition
by Nicolet Bank in
April 2016, Mr. Hauser
served in various senior
management roles for
Baylake Bank from
1984 to 2008 and from
2009 to April 2016.

David P.	Director	(2), 2 years	Private Investor,	4	None
Pelisek			September 2016 to
411 East			present. Managing
Wisconsin			Director, Robert W.
Ave.			Baird & Co., Inc., and
Suite 2100			Partner, Baird Capital
Milwaukee,			Partners Buyout Funds
WI 53202			I – V, January 1994 to
(Age:62)			May 2016.

Other
Directorships
				Number of	Held by
		Term of		Portfolios	Director or
		Office(1)		in	Nominee for
Name,	Position(s)	and Length		Fund	Director in
Address	Held	of Time	Principal Occupations	Complex	Past Five
and Age	with Fund	Served	During Past 5 Years	Overseen	Years

Julie M. Van	Director	N/A	Private Investor,	None	None
Cleave	Nominee		July 2020 to present.
411 East			Chief Investment
Wisconsin			Officer, University of
Ave.			Wisconsin Foundation,
Suite 2100			July 2013 to June 2020.
Milwaukee,
WI 53202
(Age: 62)

(1) Until duly elected or re-elected at the next meeting of shareholders called for the purpose of electing directors, if any, or until their successors are elected and qualified.

Interested Nominee

Other
		Term of		Number of	Directorships
		Office(1)		Portfolios	Held by
Name,	Position(s)	and Length		in Fund	Director in
Address	Held with	of Time	Principal Occupations	Complex	Past Five
and Age	Fund	Served	During Past 5 Years	Overseen	Years
David O.	President,	(2), 4 years	President, Chief	4	None
Nicholas	Director		Executive Officer,
411 East	and Lead		Chief Investment
Wisconsin	Portfolio		Officer and Director,
Ave.	Manager		Nicholas Company,
Suite 2100			Inc., the Adviser to the
Milwaukee,			Fund and employed
WI 53202			by the Adviser since
(Age: 60)			1986. He has been
Portfolio Manager
for, and primarily
responsible for the day-
to-day management
of the portfolios of
the Nicholas II, Inc.
and Nicholas Limited
Edition, Inc. since
March 1993 and Co-
Portfolio Manager
of Nicholas Equity
Income Fund, Inc. and
Lead Portfolio Manager
of Nicholas Fund, Inc.
since August 2016. He
served as Associate
Portfolio Manager of
Nicholas Fund, Inc.
from April 2011 to
August 2016. He is a
Chartered Financial
Analyst.

(1) Until duly elected or re-elected at the next meeting of shareholders called for the purpose of electing directors, if any, or until their successors are elected and qualified.

Experience, Qualifications and Skills of Board Members and Board Nominees

      The following table discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominee, that support the conclusion that they should serve (or continue to serve) on the Board:

Board Member/Nominee John A. Hauser	Experience, Qualifications and Skills Mr. John Hauser has extensive business experience, including experience related to banking, investment management and financial matters.

David O. Nicholas	Mr.DavidNicholashasmorethantwenty-fiveyearsofexperience in advising the Fund, as well as over thirty years of investment management experience in other funds and private accounts.

David P. Pelisek	Mr. David Pelisek has extensive business experience, including board service and experience related to financial matters, investment management and risk management.

Julie M. Van Cleave	Ms. Julie Van Cleave has extensive business experience, including board service and experience related to financial matters, investment management and risk management.

Compensation

     The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended March 31, 2021. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

				Total
		Pension or		Compensation
		Retirement		From Fund
	Aggregate	Benefits Accrued	Estimated Annual	and Fund
	Compensation	as Part of Fund	Benefits Upon	Complex Paid
Name	from the Fund	Expenses	Retirement	to Directors(1)

John A.	$15,150.00	$0	$0	$40,237.50
Hauser (2)

David P.	$15,150.00	$0	$0	$40,237.50
Pelisek (2)

David O.	$0	$0	$0	$0
Nicholas (2)

(1) During the fiscal year ended March 31, 2021, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not “interested persons” of the Adviser in the form of meeting attendance fees. During the fiscal year ended March 31, 2021, the Fund compensated the disinterested directors at a rate of $3,787.50 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended March 31, 2021. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2) Messrs. Hauser, Pelisek and Nicholas also are members of the Board of Directors of Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc.

Equity Securities Owned by Board Members and Board Nominees

     The table below sets forth the aggregate dollar range of shares owned beneficially by each board member and/or board nominee as of December 31, 2021. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that the Adviser advises and are overseen by such director as of December 31, 2021.

Aggregate Dollar Range
of Equity Securities in All
Registered Investment
Companies Overseen by
Name of Board Member or	Dollar Range of Equity	Director or Nominee in Family
Nominee	Securities in the Fund	of Investment Companies

John A. Hauser	Over $100,000	Over $100,000

David O. Nicholas	Over $100,000	Over $100,000

David P. Pelisek	None	Over $100,000

Julie M. Van Cleave	None	None

Board Meetings.

      During the fiscal year ended March 31, 2021, the Board met four (4) times. Messrs. Hauser, Nicholas, and Pelisek attended all four (4) of the meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, of the Fund have selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the 2022 fiscal year.

     No representatives of Deloitte are expected to be present at the Special Meeting, but will be available if needed to respond to appropriate questions.

     The Board has a standing audit committee (the “Audit Committee”). The Audit Committee consists of all the Independent Directors, namely John A. Hauser and David P. Pelisek. Mr. Pelisek serves as chairman of the Audit Committee.

     The Audit Committee is responsible for selecting the independent registered public accounting firm for the Fund and oversees the preparation of the Fund’s financial statements. In this capacity, theAudit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Fund’s financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions.

     The Audit Committee is primarily responsible for overseeing with Fund management the Fund’s major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and to aid its oversight and evaluation, the Audit Committee obtains regular periodic reports and other information from the Fund’s management and Chief Compliance Officer regarding the Fund’s operations. While the Board provides risk oversight, the management of the Fund’s risks is carried out on a day-to-day basis by the Adviser, and other Fund service providers. Although the risk management policies and procedures of the Adviser and other Fund service providers are reasonably designed to be effective, there can be no guarantee that they will be effective. The Audit Committee was established in 2020 and a written charter was adopted on May 4, 2020. The Audit Committee held two meetings during the fiscal year ended March 31, 2021.

     The following table sets forth the fees billed by Deloitte for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in the following table is presented under the following captions:

     Audit Fees: fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     Audit-Related Fees: fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

     Tax Fees: fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations.

     All Other Fees: fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Fiscal Year		Audit-Related		All Other
Ended	Audit Fees	Fees	Tax Fees	Fees

2020	$26,600.00	None	$6,450.00	None

2021	$27,400.00	None	$6,650.00	None

     The independent directors of the Fund comply with applicable laws and regulations with regard to the pre-approval of services. The engagement of Deloitte and the Fund’s independent registered public accounting firm and the provision of audit, audit-related, tax and non-audit compliance services to the Fund on an annual basis require specific pre-approval by the independent directors of the Fund.

     For the Fund’s two most recently completed fiscal years, there were no services rendered by Deloitte to the Fund for which the general pre-approval requirement was waived.

     All of the fees included under “Tax Fees” relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

       There were no fees for non-audit services provided to the Fund, Nicholas Company, Inc. (the “Adviser”) and any affiliated service providers for which pre-approval by the Fund’s independent directors was required for the most recent fiscal year and for the prior fiscal year.

     The Fund’s independent directors have considered the provision of non-audit services that were rendered by Deloitte to the Fund, itsAdviser and any affiliate service providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by Deloitte to the Fund, itsAdviser and each of its affiliated service providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

ADDITIONAL INFORMATION

Nominating and Governance Committee

     The Fund has a standing nominating and governance committee (the “Nominating and Governance Committee”). The Nominating and Governance Committee consists of all the Independent Directors, namely John A. Hauser and David P. Pelisek. Mr. Hauser serves as chairman of the Nominating and Governance Committee.

     The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Fund made within one year prior to the appointment or election of a Director. The Nominating and Governance Committee is also responsible for general governance matters of the Board, such as identifying and recommending best practices, policies, and procedures for the Board. Nominations should be sent to Nicholas Company, Inc., Attention: Chief Compliance Officer, 411 East Wisconsin Avenue, Suite 2100, Milwaukee, WI 53202. The Nominating and Governance Committee was established in 2020 and a written charter was adopted on May 4, 2020. The Nominating and Governance Committee held one meeting during the fiscal year ended March 31, 2021.

     When considering a nominee, whether such nominee was recommended by stockholders or otherwise, the Nominating and Governance Committee looks for certain qualities, including, without limitation, business experience, high ethical standards and an understanding of financial instruments and markets.

Fund Annual Report

     The Fund has previously made electronically available or sent its Annual Report to its shareholders for the period ended March 31, 2021. You can obtain a copy of this Report, or the most recent Semiannual Report, without charge by writing to the Fund at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202 or by calling 800-544-6547 (toll-free).

Outstanding Shares and Significant Shareholders

     Only shareholders of record at the close of business on the Record Date are entitled to vote at the Special Meeting. The number of shares of the Fund outstanding as of the close of business on Record Date of January 21, 2022, was 44,787,115.367.

     As of January 21, 2022, the Fund believes that the Directors and officers of the Adviser, individually and as a group, owned beneficially approximately 0.39% of the outstanding shares of the Fund.

     As of January 21, 2022, the following persons owned beneficially 5% or more of the outstanding shares of the Fund:

	Amount of Shares	% of Outstanding
Name and Address	Beneficially Held	Shares
Charles Schwab & Co., Inc.	2,775,584.181	6.20%
For the Exclusive Benefits of its
Customers
211 Main Street
San Francisco, California 94105

National Financial Services	2,641,978.179	5.90%
Corporation
For the Exclusive Benefits of its
Customers
499 Washington Boulevard
Jersey City, New Jersey 07310

     No other persons are known to the Fund to own beneficially or of record 5% or more of the shares of the Fund as of January 21, 2022.

VOTING INFORMATION AND REQUIREMENTS

Information About Proxies and the Conduct of the Special Meeting

     Solicitation of Proxies. Solicitations of proxies are being made on behalf of the Fund and the Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement with its enclosures on or about February 1, 2022. Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Fund has retained AST Fund Solutions, a professional proxy services firm, to assist with proxies. Fund shareholders may receive a telephone call from AST Fund Solutions asking them to vote.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. Representatives of the Adviser and its affiliates and other representatives of the Fund may also solicit proxies.

     Questions about the Proposal should be directed to the Adviser by telephone at 800-544-6547 or by mail at 411 E. Wisconsin Ave., Ste. 2100, Milwaukee, Wisconsin 53202.

     Costs of Solicitation. The costs of the preparation, mailing and solicitation of this proxy and the expenses of holding the Special Meeting will be paid solely by the Fund. It is anticipated that AST Fund Solutions, our proxy services firm, will be paid approximately $42,750.00 for such services.

     Required Vote. Approval of the Proposal (i.e., election of the directors) will require the affirmative vote of the holders of a plurality of all the votes cast at the Special Meeting (assuming a quorum is present). Because the election of the four (4) nominees is not contested, it would be expected that each nominee will become a director as long as at least one (1) vote is cast for each nominee. The Board has fixed the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

     Proxies. If a proxy authorization (a “proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a proxy by telephone or over the internet), the shares of the Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted in favor of the Proposal. See “Manner of Voting” below.

     Quorum; Abstentions; Broker Non-Votes; Adjournments. One-half of the outstanding shares of the Fund entitled to vote on the Proposal as of the Record Date must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of the Proposal (i.e., the election of directors), abstentions and “broker non-votes”, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the Special Meeting. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     If a shareholder vote is called and a quorum is not present at the Special Meeting, a majority of the shareholders present at such meeting may adjourn the Special Meeting for up to 120 days without further notice other than announcement at the Special Meeting. At any adjourned Special Meeting at which a quorum is present, any action may be taken that could have been taken at the Special Meeting originally called.

     Other Business; Shareholder Proposals. Under Maryland law, the only matters that may be acted on at the Special Meeting are those stated in the Notice of Special Meeting of Shareholders. Accordingly, other than procedural matters relating to the Proposal to elect the directors to the Board, no other business may properly come before the Special Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote such procedural matter in accordance with their discretion, unless the shareholder entitled to vote the shares has previously sent written instructions to the contrary.

Manner of Voting

     Fund shareholders may vote by appearing in person at the Special Meeting, or may authorize proxies by returning the enclosed proxy card or via telephone or the internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic proxy, by giving written notice of revocation to the Secretary of the Adviser, or by voting in person at the Special Meeting.

     By Mail. To authorize your proxies by mail, you should date and sign the proxy card included with this Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

     By Telephone. To authorize your proxies by telephone, and if available for your account, a toll-free telephone number will be printed on your proxy card. Prior to calling, you should read this Proxy Statement and have your proxy card at hand. (Please note, however, that telephone authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.) You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu.

     By Internet. To authorize your proxies over the internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session. (Please note, however, that internet authorization may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.) Additional Information. Shareholders authorizing their proxies by telephone or over the internet need not return their proxy card by mail.

     A person submitting voting instructions by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing AST Fund Solutions, a proxy services firm, and its agents, to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The Fund believes that the procedures for authorizing the execution of a proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed proxy card promptly, even if you expect to be present in person at the Special Meeting, since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

February 1, 2022

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                                PROXY CARD

                                                                            SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR
PROXY VOTE TODAY!

NICHOLAS FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2022

The undersigned, revoking prior proxies, hereby appoints Lawrence J. Pavelec and Jason T. Thompson, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Nicholas Fund, Inc. (the “Fund”) to be held at 411 East Wisconsin Center, 411 E. Wisconsin Avenue, Lobby Conference Room, Milwaukee, Wisconsin 53202, at 9:00 a.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-416-0565. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 11, 2022. The proxy statement for this meeting is available at: https://vote.proxyonline.com/nicholas/docs/2022specialmeeting.pdf

[PROXY ID NUMBER HERE]                                                                    [BAR CODE HERE]                                                                                [CUSIP HERE]

Nicholas Fund, Inc.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE

COUNTED. The signer(s) acknowledges receipt with this Proxy
Statement of the Board of Directors. Your signature(s) on this should be	SIGNATURE (AND TITLE IF APPLICABLE)	DATE
exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full
title and capacity in which they are signing.	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals have been unanimously approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. Election of Directors

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]                                                                 [BAR CODE HERE]                                                                                [CUSIP HERE]